UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 19, 2014, Eldorado Resorts, Inc., formerly known as Eclair Holdings Company (“ERI”), filed a Current Report on Form 8-K to report the completion of two mergers pursuant to which MTR Gaming Group, Inc. (“MTR”) and Eldorado HoldCo LLC (“HoldCo”) combined their businesses and became wholly-owned subsidiaries of ERI.  ERI is filing this amendment on Form 8-K/A, to amend such Current Report, to include the financial information required by Item 9.01(b) of Form 8-K that was not included in such Current Report.

Item 9.01                                           Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The selected unaudited pro forma condensed combined financial data for the six months ended June 30, 2014 and the year ended December 31, 2013 are attached hereto as Exhibit 99.3.

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description
99.3	Selected unaudited pro forma condensed combined financial data for the six months ended June 30, 2014 and the year ended December 31, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC., a Nevada corporation

Date: September 25, 2014	By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

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